Parker to Acquire Exotic Metals Forming Company to Enhance Aerospace Group Product Portfolio July 29, 2019 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the related share purchase agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the related share purchase agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock because of the failure to complete the proposed transaction; either company’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 24, 2018 and other periodic filings made with the SEC. Parker makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law. This presentation contains references to non-GAAP financial information for Parker, LORD and Exotic Metals, including adjusted net sales, EBITDA, adjusted EBITDA, and EBITDA margin. Adjusted EBITDA including cost synergies is referenced for Exotic Metals.  Adjusted net sales is defined as net sales with those sales attributable to portions of the business which are to be divested removed.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  For Parker, adjusted EBITDA is defined as EBITDA before business realignment, CLARCOR costs to achieve, and net loss on sale and write-down of assets. For LORD and Exotic Metals, adjusted EBITDA is defined as EBITDA less miscellaneous non-recurring charges. Although adjusted net sales,  EBITDA, adjusted EBITDA, EBITDA margin and adjusted EBITDA including cost synergies are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the transaction proposed in this presentation.  Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information

Agenda Transaction Overview Strategic Rationale Introduction to Exotic Metals Forming Company Summary and Q&A Financials

Transaction Summary

Transaction Description[1]

- **Acquisition of 100% of Exotic Metals Forming Company**
  - Leader in critical, high temperature, high pressure air & exhaust management solutions for aerospace & defense programs
  - CY19E Sales: $450M; CY19E adjusted EBITDA margin: 29.6%
- **Greatly expands Parker's aerospace group product portfolio**

Transaction Consideration

- **$1.725B Purchase Price – adjusted for ~$170M tax benefits, results in a net transaction value of ~$1.56B**
  - 12.9x EV / CY19E adjusted EBITDA
  - 10.5x EV / CY19E adjusted EBITDA; includes cost synergies and tax benefits related to basis step-up

Expected Financial Impact

- **EPS accretive in the first 12 months[2]**
- **Organic sales growth, EBITDA margin and cash flow accretive[2]**
- **Approximately 80% of revenue under long-term agreements**
- **High single-digit ROIC in year 5 with continued expansion[2]**
- **Above market growth with high content on key programs**
- **Funded with debt**

Closing

- **Expected within two to three months[3]**

1. CY19 forecast as of 6/30/19
2. Excludes one-time costs
3: Subject to customary closing conditions and required regulatory approvals

4

Parker

Strategic Rationale Top tier financial profile – visibility for continued growth through long-term agreements Expected to be accretive to organic sales growth, margins, EPS and cash flow1 Strategic portfolio acquisition – greatly expands aerospace engine portfolio Complementary products with performance-critical applications across premier programs Industry leading manufacturing expertise for custom, highly specialized products Blue Chip customer base with rich history of partnership (95% sole sourced) Significant customer and aftermarket growth leveraging Parker’s breadth 1. Excludes one-time costs

Sales Growth and Margin Accretive Adjusted EBITDA Margin (%) 2016-19 Sales CAGR (%) Note: Parker financials pro forma for prior acquisitions for all years. Parker Sales and adjusted EBITDA exclude business realignment charges, costs to achieve, and net loss on sale and write down of assets CY19 forecast as of 03/31/19 CY19 forecast as of 06/30/19 Exotic Metals (CY Dec ’19F)3 Parker (LTM Mar ‘19)1 LORD (CY Dec ’19F)2 3.7% 7.6% 16.1%

Engine Airframe Aftermarket Recognized leader in performance critical components for engine and airframe systems Founded in 1966 and has demonstrated a consistent track record of success Custom solutions for blue-chip customers (95% of revenue is sole-sourced) Well positioned across key, high growth programs Approximately 80% of revenue under long term agreements Numerous customer awards and recognition Exotic Metals Forming Company Introduction Leader in the complex aerospace manufacturing industry Overview 1. CY19 Forecast as of 06/30/19 F135 (F-35) Engine Products Exhaust Nozzles Engine Ducting Airframe Ducting By Product (1) By Application (1) Water / Waste Tubes (4%) Repairs (5%) Other (3%) APU Exhaust (4%)

Exotic Metals Products Specialty alloy high temperature air and exhaust management products High Pressure Bleed Air Ducting Engine Build-up (EBU) Ducting Engine Exhaust Nozzles APU Exhaust Ducting Water / Waste Tubes Engine Hot Section Assemblies Airframe Engine APU = Auxiliary Power Unit

Exotic Metals Product Applications High pressure air & exhaust management throughout the aircraft Anti-Ice Telescopic Ducts Airframe Bleed Air Ducting Primary Exhaust Nozzle & Plug Door Thresholds Vacuum Water / Waste Tubes APU Bleed Air Ducting Wing Leading Edge Anti-Ice Ducting Engine Anti-Ice Ducting Strut Ducts APU = Auxiliary Power Unit Nacelle / Thrust Reverser Components Engine Build Up (EBU) Ducting APU Exhaust Ducts Airframe Engine Engine Components

Exotic Metals Blue Chip Customers Sole-source positions and significant long-term agreements Long Standing Customer Relationships

Exotic Metals Commercial Engine Products Primary offerings are engine ducting and exhaust systems Engine Build-up (EBU) Ducting Exhaust Nozzle 737NG/MAX 737NG/MAX & A320neo CFM56/LEAP & PW1100G (GTF) Exhaust Nozzle GTF = Geared Turbo Fan

Exotic Metals F135 (F-35) Engine Products

Complex engine hot section products with growing aftermarket sales


Combustor Liners
Bleed Air Ducting
Aft Ring
Augmentor (Afterburner) Liner
Tailcone Exhaust Nozzle & Afterburner Ring
Turbine Exhaust Case
Turbine Exhaust Boxes

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Exotic Metals Strategic Fit Complementary technologies and product offerings Airframe Combined Engine Bleed Air & Anti-Ice Ducting Auxiliary Power Unit Exhaust Ducting Water / Waste Tubes Hydraulic Tubes Hoses Fuel Tubes Engine Build-up Ducting Exhaust Nozzles Hot Section Assemblies Note: Symbols estimate product offerings, not market share, and this table is not a comprehensive list of competing solutions that customers may purchase

Strategic Alignment of Engine Products EBU Ducting Exhaust Nozzles Hot Section Assemblies Oil Pumps Fuel Nozzles Oil Tanks Hoses & Tubes Actuation Flex Joints EBU Components Comparison EBU = Engine Build-up = =

Aerospace Group Portfolio Current State Proforma with Exotic Metals Flight Controls Fuel & Inerting Hydraulics Engine Fluid Mechanical Wheels & Brakes (3%) Flight Controls Fuel & Inerting Hydraulics Engine Fluid Mechanical Wheels & Brakes (2%) Engine & EBU Technologies Airframe Conveyance Engine & EBU Technologies Airframe Conveyance 24% Increases Engine Technology Portfolio from 24% to 33% of Sales 33% Note: Pro-forma combines Parker Aerospace LTM Mar ‘19 sales with Exotic Metals CY19E sales EBU = Engine Build-up

Achievable Synergies Anticipated Areas of Synergies Pre-Tax Run-Rate Synergy Estimate Synergies $13M (Run-rate by Fiscal Year 2023) Estimated One-time Costs to Achieve ~$5M Win Strategy Implementation Supply Chain Operating Leverage

Great Value for Parker Shareholders EPS expected to be accretive in first 12 months1 High single-digit ROIC expected in year 5 with continued expansion1 Exotic Metals’ adjusted EBITDA margin at 29.6%2 Proforma EBITDA margin forecasted to improve by more than 400 bps by year 5, including LORD and Exotic Metals3 History of above market growth with established positions on leading, attractive margin programs Strategic capital deployment driving long-term shareholder value Retain dividend payout target at avg. of 30-35% of net income over 5 years EPS Accretive Attractive ROIC EBITDA Margin Accretive Top Quartile Performer Optimal Capital Allocation 1: Excludes one-time costs 2: CY19 Exotic Metals forecast as of 6/30/19, EBITDA adjusted for non-recurring charges 3. Adjusted for one-time costs, business realignment charges and costs to achieve

Appendix

GAAP to Non-GAAP Reconciliations